UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2021

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7047 E Greenway Pkwy Suite 250,	Scottsdale,	Arizona	85254
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2021, Viavi Solutions Inc. (the “Company”) announced that, effective March 15, 2021, Henk Derksen would join the Company as Executive Vice President and Chief Financial Officer. Upon commencement of Mr. Derksen’s employment with the Company, Pamela Avent, who is currently serving as Interim Chief Financial Officer, will resume her role as Global Controller.

Mr. Derksen previously served in a number of positions at Belden Inc., (NYSE: BDC), a manufacturer of networking, connectivity, and cable products, most recently as Senior Vice President, Finance and Chief Financial Officer since 2012. Prior to Belden, Mr. Derksen worked in public accounting at Price Waterhouse Coopers and Baker Tilly. Mr. Derksen has a B.A. in Accounting from the University of Arnhem in the Netherlands and holds a Master’s degree in Business Economics and Tax from Tilburg University in the Netherlands.

On February 11, 2021, the Company entered into an at-will employment agreement with Mr. Derksen (the “Agreement”). Pursuant to the terms of the Agreement, Mr. Derksen’s starting base salary will be $510,000 and he will be eligible to participate in the Company’s Variable Pay Plan with a target incentive opportunity equal to 100% of his base salary. In addition, Mr. Derksen will receive (i) a $200,000 signing bonus, subject to repayment on a pro-rated basis and (ii) an $80,000 relocation payment, subject to 100% repayment, if, prior to the twelve-month anniversary of the effective date of the Agreement, Mr. Derksen is terminated by the Company for Cause (as defined in the Agreement) or voluntarily terminates his employment with the Company. The relocation payment is also subject to 100% repayment if Mr. Derksen does not re-locate to the greater Phoenix area within twelve months of the commencement of employment with the Company.

Mr. Derksen is expected to receive the following equity awards in connection with his hire, subject to approval by the Compensation Committee of the Company’s Board of Directors:

1.An award of time-based restricted stock units (the “RSUs”), with the number of RSUs determined by dividing $1,500,000 by the average closing price of a share of Company common stock, calculated using the 60 trading days preceding the grant date, which will vest in equal annual installments over four years from the grant date.

2.An award of performance-based restricted stock units (the “PSUs”), with the number of PSUs determined by dividing $1,500,000 by the average closing price of a share of Company common stock, calculated using the 60 trading days preceding the grant date, which will vest in equal annual installments over four years from the grant date.

Mr. Derksen is also expected to receive the following equity awards as part of the Company’s annual equity award cycle for fiscal 2022, subject to approval by the Compensation Committee of the Company’s Board of Directors:

1.An award of RSUs, with the number of RSUs determined by dividing $500,000 by the average closing price of a share of Company common stock, calculated using the 60 trading days preceding the grant date, which will vest in three annual installments over three years from the grant date.

2.An award of PSUs, with the number of PSUs determined by dividing $500,000 by the average closing price of a share of Company common stock, calculated using the 60 trading days preceding the grant date, which will vest in three annual installments over three years from the grant date.

Upon commencement of his employment, Mr. Derksen will participate in the Company’s Change of Control Benefits Plan (the “Change of Control Plan”). A description of the benefits Mr. Derksen will be entitled to under the Change of Control Plan appears under the heading “Potential Payments Made Upon Termination or Change in Control” in the proxy statement for the Company's 2020 Annual Meeting of Stockholders, which description is incorporated herein by reference.

In addition, if Mr. Derksen’s employment is involuntarily terminated other than for Cause (as defined in the Agreement), and not occurring in connection with a Change of Control, he will receive:

1.A severance payment equal to 18-months base salary.

2.Healthcare payments for the lesser of a period of 18 months or the period of his eligibility under COBRA.

The Company and Mr. Derksen have also entered into the Company’s standard form of indemnification agreement (the “Indemnification Agreement”), which, among other things, requires the Company to indemnify Mr. Derksen as an officer of the Company for liabilities that may arise by reason of his status as an executive officer and to advance him expenses, subject to reimbursement to the Company if it is determined that he is not entitled to indemnification.

There are no arrangements or understandings between Mr. Derksen and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Derksen and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.
On February 18, 2021, the Company issued a press release announcing the appointment of Mr. Derksen, a copy of which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release entitled “VIAVI Appoints Henk Derksen as Executive Vice President and Chief Financial Officer” dated February 18, 2021
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Oleg Khaykin
	Name:	Oleg Khaykin
	Title:	Chief Executive Officer

February 18, 2021